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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         The undersigned hereby constitutes and appoints HARRY H. KAHN and LORRAINE O'HARA, and each of them with power to act alone, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign (either manually or electronically through the EDGAR System of the United States Securities and Exchange Commission) a Registration Statement or Registration Statements on Form S-8 related to shares of common stock of ABM Industries Incorporated issuable under the ABM Industries Incorporated Employee Stock Purchase Plan, and any and all amendments of such Registration Statements, including post-effective amendments, and to file the same, together with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises hereof, as fully as to all intents and purposes as he or she might do or could do in person, hereby ratifying and confirming all that each such attorney-in-fact or his or her substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned directors have executed this Power of Attorney effective as of the 2nd day of April, 2001.


                                                  /s/ Martinn H. Mandles
---------------------------------                 -----------------------
Linda Chavez                                      Martinn H. Mandles


/s/ Luke S. Helms                                 /s/ Theodore Rosenberg
---------------------------------                 -----------------------
Luke S. Helms                                     Theodore Rosenberg


/s/ Maryellen C. Herringer                        /s/ Henrik C. Slipsager
---------------------------------                 -----------------------
Maryellen C. Herringer                            Henrik C. Slipsager


/s/ Charles T. Horngren                           /s/ William W. Steele
---------------------------------                 -----------------------
Charles T. Horngren                               William W. Steele


/s/ Henry L. Kotkins, Jr.                         /s/ William E. Walsh
---------------------------------                 -----------------------
Henry L. Kotkins, Jr.                             William E. Walsh



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